                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 2, 1998



                                ENVOY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 Tennessee                                    0-25062                       62-1575729
----------------------------------------------        ----------------------            -------------------
(State or other jurisdiction of incorporation)       (Commission File Number)            (I.R.S. Employer
                                                                                        Identification No.)


15 Century Boulevard, Suite 600, Nashville, TN                   37214
----------------------------------------------             -------------------
   (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (615) 885-3700



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

              This Form 8-K is being filed solely to include the following material contract of the Company pursuant to Rule 601(b)(10) of Regulation S-K:

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------------



    (c)       Exhibits:

   *10.1      Processing and Service Agreement dated as of September 10,
              1993, as amended by Second Amendment, dated May 6, 1996, by and between National Electronic Information Corporation and GTE Data Services Incorporated











* Portions of this exhibit have been omitted and are subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ENVOY CORPORATION


Date: July 2, 1998             /s Kevin M. McNamara
                               -------------------------------------------------
                               Kevin M. McNamara
                               Senior Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


    No.                                    Exhibit
-----------        ----------------------------------------------------------------
   *10.1           Processing and Service Agreement dated as of September 10,
                   1993, as amended by Second Amendment, dated May 6, 1996 by and between National Electronic Information Corporation and GTE Data
                   Services Incorporated







* Portions of this exhibit have been omitted and are subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.